STATEMENT OF ADDITIONAL INFORMATION

            INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACT

                                   ISSUED BY

                    FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                                      AND

                       FIRST COVA LIFE INSURANCE COMPANY
                (FORMERLY, FIRST XEROX LIFE INSURANCE COMPANY)



THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED SEPTEMBER 5, 1996, FOR THE INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL OR WRITE THE
COMPANY  AT:    One  Tower  Lane,  Suite  3000,  Oakbrook  Terrace,  Illinois
60181-4644,  (800)  831-5433.

THIS  STATEMENT  OF  ADDITIONAL  INFORMATION  IS  DATED  SEPTEMBER  5,  1996.


                               TABLE OF CONTENTS


                                                                          Page


COMPANY

EXPERTS

LEGAL  OPINIONS

DISTRIBUTION

PERFORMANCE  INFORMATION
Total  Return
Historical  Unit  Values
Reporting  Agencies
Hypothetical  Information  -  Money  Market  Fund
Hypothetical  Information  -  Public  Fund  Performance
Hypothetical  Information  -  Private  Accounts

TAX  STATUS
General
Diversification
Multiple  Contracts
Contracts  Owned  by  Other  than  Natural  Persons
Tax  Treatment  of  Assignments
Income  Tax  Withholding
Tax  Treatment  of  Withdrawals  -  Non-Qualified  Contracts
Qualified  Plans
Tax  Treatment  of  Withdrawals  -  Qualified  Contracts

ANNUITY  PROVISIONS
Variable  Annuity
Fixed  Annuity
Annuity  Unit
Net  Investment  Factor
Mortality  and  Expense  Guarantee

FINANCIAL  STATEMENTS


                                    COMPANY

First Cova Life Insurance Company (the "Company") was organized under the laws of the state of New York on December 31, 1992. The Company is presently licensed to do business only in the state of New York. The Company is a wholly-owned subsidiary of Cova Financial Services Life Insurance Company ("Cova Life"), a Missouri insurance company. On December 31, 1992, Cova Life acquired Wausau Underwriters Life Insurance Company ("Wausau"), a stock life insurance company organized under the laws of the state of Wisconsin. On April 16, 1993, Wausau was merged into the Company, with the Company as the surviving corporation.

On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company ("General American") purchased Cova Life from Xerox Financial
Services, Inc. ("XFS"). The acquisition of Cova Life included related companies, including the Company ("Acquisition"). On June 1, 1995, the Company changed its name to First Cova Life Insurance Company.

General American is a St. Louis-based mutual company with more than $235 billion of life insurance in force and approximately $9.6 billion in assets. It provides life and health insurance, retirement plans, and related financial services to individuals and groups.

In conjunction with the Acquisition, Cova Life also entered into a financing reinsurance transaction that caused OakRe Life Insurance Company ("OakRe"), a Missouri licensed insurer and a wholly-owned XFS subsidiary, to assume the benefits and risks of existing single premium deferred annuity deposits (SPDAs) which aggregated to $3,059 million at December 31, 1994. In exchange, Cova Life transferred specifically identified assets to OakRe which had a carrying value of $3,150.4 million at December 31, 1994. Ownership of OakRe was retained by XFS subsequent to the Acquisition. The receivable from OakRe to Cova Life that was created by this transaction will be liquidated over the remaining crediting rate guaranty periods (which will be substantially all expired in five years) by the transfer of cash in the amount of the then current account value, less a recapture fee to OakRe on policies retained beyond their 30-day no-fee surrender window by Cova Life, upon the next crediting reset date of each annuity policy. Cova Life may then retain and assume the benefits and risks of those deposits thereafter.

All  of  Cova  Life's  deposit  obligations  are  fully  guaranteed by General
American and the receivable from OakRe equal to the SPDA obligations are guaranteed by OakRe's parent, XFS. In the event that both OakRe and XFS default on the receivable, Cova Life may draw funds from a standby bank irrevocable letter of credit established by XFS in the amount of $500 million.

In substance, the structure of the Acquisition allowed the seller, XFS, to retain substantially all of the existing financial benefits and risks of the existing business, while General American obtained the corporate licenses, marketing and administrative capabilities of Cova Life, and access to the retention of the policyholder deposit base that persists beyond the next crediting rate reset date.

                                    EXPERTS

The statutory financial statements of the Company included in this Prospectus and the Statement of Additional Information, have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The report of KPMG Peat Marwick LLP covering the financial statements of the Company contains an explanatory paragraph which states that the financial statements are presented in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. These practices differ in some respects from generally accepted accounting principles. These financial statements do not include any adjustments that might result from the differences.

                                LEGAL OPINIONS

Legal matters in connection with the Contracts described herein are being passed upon by the law firm of Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut.

                                 DISTRIBUTION

Cova Life Sales Company ("Life Sales") acts as the distributor. Prior to June 1, 1995, Cova Life Sales Company was known as Xerox Life Sales Company. Life Sales is an affiliate of the Company. The offering is on a continuous basis.

                            PERFORMANCE INFORMATION

TOTAL  RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of a 1.25% Mortality and Expense Risk Premium, a .15% Administrative Expense Charge, the investment advisory fee for the underlying investment portfolio being advertised and any applicable Contract Maintenance Charges and Withdrawal Charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Contract Maintenance Charges and any applicable Withdrawal Charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                                             n
                               P  (  1  +  T)  =  ERV


     P    = a  hypothetical  initial  payment  of  $1,000
     T    = average  annual  total  return
     n    = number  of  years
   ERV    = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any Withdrawal Charge. The deduction of any Withdrawal Charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what an Owner's total return may be in any future period.

HISTORICAL  UNIT  VALUES

The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

REPORTING  AGENCIES

The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products
Performance  Analysis  Service,  the  VARDS  Report  or  from  Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data
which    currently    tracks  the  performance  of  almost  4,000  investment
companies.The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

HYPOTHETICAL  INFORMATION  -  MONEY  MARKET  FUND

Although the Accumulation Units which invest in the General American Capital Company Money Market Fund and the Lord Abbett Series Fund, Inc. Growth and Income Portfolio have no investment performance history as yet, each of these funds has been in existence for some time and consequently has an investment performance history. In order to demonstrate how actual investment experience of the Money Market Fund and the Growth and Income Portfolio affects Accumulation Unit values, hypothetical performance information was developed. The information is based upon the historical experience of the Money Market Fund and is for the periods shown. The prospectus contains a chart of hypothetical information.

Future performance of the Money Market Fund and the Growth and Income Portfolio will vary and the hypothetical results shown are not necessarily representative of future results. Performance for periods ending after those shown may vary substantially from the examples shown. The hypothetical performance of the Money Market Fund and the Growth and Income Portfolio is calculated for a specified period of time by assuming an initial Purchase Payment of $1,000 allocated to the Portfolio. There are hypothetical performance figures for the Accumulation Units which reflect the insurance charges as well as the portfolio expenses. There are also hypothetical performance figures for the Accumulation Units which reflect the insurance charges, the contract maintenance charge, the portfolio expenses, and assume that you make a withdrawal at the end of the period and therefore the withdrawal charge is reflected. The percentage increases (decreases) are determined by subtracting the initial Purchase Payment from the ending value and dividing the remainder by the beginning value. The hypothetical performance may also show figures when no withdrawal is assumed.

HYPOTHETICAL  INFORMATION  -  PUBLIC  FUND  PERFORMANCE

Lord, Abbett & Co. is the sub-adviser for the Bond Debenture investment portfolio. This portfolio is newly-organized and does not yet have its own performance record. However, it has the same investment objective and follows substantially the same investment strategies as a mutual fund advised by the same sub-adviser whose shares are sold to the public (Public Fund).

Set forth in the prospectus is the historical performance of this Public Fund. Investors should not consider this performance data as an indication of the future performance of this portfolio. The performance figures reflect the deduction of the historical fees and expenses paid by the Public Fund and not those to be paid by the investment portfolio. The figures do not reflect the deduction of the insurance charges and the contract maintenance charge. Investors should refer to the prospectus for the Contracts for information pertaining to those charges. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the investment portfolio to calculate its own performance.

The performance of the Public Fund is commonly measured as total return. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                             n
                               P  (  1  +  T)  =  ERV


The table contained in the prospectus shows the average annualized total returns for the fiscal year ended December 31, 1995, of a 1-year, 5-year and 10-year investment in the Public Fund.

In order to demonstrate how the performance of the Public Fund would affect Accumulation Unit values, the prospectus contains hypothetical performance information. In determining the hypothetical performance of the Accumulation Units, the actual performance of the Public Fund was used.

The performance of the Accumulation Units will vary and the hypothetical results shown are not necessarily representative of future results. Performance for periods ending after those shown may vary substantially from the examples shown. The performance of the Accumulation Units is calculated for the specified period of time by assuming an initial Purchase Payment of $1,000 allocated to the investment portfolio and a deduction of all charges and deductions. The hypothetical performance figures for the Accumulation Units assume the deduction of the fees and expenses anticipated to actually be paid by the investment portfolio, but use the actual performance results of the Public Fund. There are hypothetical performance figures for the Accumulation Units which reflect the insurance charges as well as the fees and expenses of the investment portfolio. There are also hypothetical performance figures for the Accumulation Units which reflect the insurance charges, the contract maintenance charge, the withdrawal charge and the fees and expenses of the investment portfolio. The percentage increases (decreases) are determined by subtracting the initial Purchase Payment from the ending value and dividing the remainder by the beginning value.

HYPOTHETICAL  INFORMATION  -  PRIVATE  ACCOUNTS

J.P. Morgan Investment Management Inc. is the sub-adviser for the Select Equity, Large Cap Stock, Small Cap Stock, and Quality Bond investment portfolios. These portfolios are newly formed and have no performance history. They have investment objectives, policies and strategies substantially similar to those employed by the sub-adviser with respect to certain private accounts (Private Accounts) represented in the Active Equity Composite, the Structured Stock Selection Composite, the Small Cap Directly Invested Composite and the Public Bond Composite, respectively. Thus the performance information derived from these Private Accounts is deemed relevant to the investor.

Set forth in the prospectus is the hypothetical performance information derived from the historical composite performance of these Private Accounts included in the Active Equity Composite, the Structured Stock Selection Composite, the Small Cap Directly Invested Composite and the Public Bond Composite. Investors should not consider this performance data as an indication of the future performance of the comparable investment portfolios. The actual composite performance figures of the Private Accounts are time-weighted rates of return which include all income and accrued income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts.

The table contained in the prospectus shows the average annualized total returns for the fiscal year ended December 31, 1995, of a 1-year, 5-year and 10 year (where available) or since inception investment in the composite of comparable Private Accounts adjusted to reflect the deduction of the investment advisory fees and expenses which are anticipated to be paid by the respective investment portfolios.

In order to demonstrate how the actual investment experience of these Private Accounts would affect Accumulation Unit values, the hypothetical composite performance information was developed. The composite information is based upon the performance of the composites of comparable Private Accounts with substantially similar investment objectives, policies and strategies as the respective portfolios reduced by the investment advisory fees and expenses which are anticipated to be paid by the respective investment portfolios. The hypothetical performance of these Accumulation Units is calculated for a specified period of time by assuming an initial Purchase Payment of $1,000 allocated to the investment portfolios. There are hypothetical performance figures for the Accumulation Units which reflect the actual performance results of the composites of comparable Private Accounts, adjusted to reflect the deduction of the fees and expenses anticipated to be paid by the investment portfolio and the insurance charges. There are also hypothetical performance figures for the Accumulation Units which reflect the insurance charges, the contract maintenance charge, the withdrawal charge and the actual performance results of the composites of comparable Private Accounts, adjusted to reflect the deduction of the fees and expenses anticipated to be paid by the investment portfolio. The percentage increases (decreases) are determined by subtracting the initial Purchase Payment from the ending value and dividing the remainder by the beginning value.

The performance of the comparable investment portfolios may be at variance from the composite performance of the Private Accounts because such accounts are not mutual funds and are not subject to the various requirements and limitations applicable to mutual funds under the Investment Company Act of 1940 and the Internal Revenue Code.

There is no performance information for the International Equity Portfolio, which is also managed by J.P. Morgan Investment Management Inc., in the Prospectus.

The future performance of the investment portfolios will vary and the hypothetical results shown are not necessarily representative of future results.

                                  TAX STATUS

GENERAL

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT
SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For  annuity  payments,  a  portion  of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.
The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

DIVERSIFICATION

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The    Company intends that all investment portfolios underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owners being retroactively determined to be the owners of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE  CONTRACTS

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

CONTRACTS  OWNED  BY  OTHER  THAN  NATURAL  PERSONS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX  TREATMENT  OF  ASSIGNMENTS

An assignment or pledge of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their Contracts.

INCOME  TAX  WITHHOLDING

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX  TREATMENT  OF  WITHDRAWALS  -  NON-QUALIFIED  CONTRACTS

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

QUALIFIED  PLANS

The Contracts offered herein may also be used as Qualified Contracts. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. The following discussion of Qualified Contracts is not exhaustive and is for general informational purposes only. The tax rules regarding Qualified Contracts are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing Qualified Contracts.

Qualified Contracts include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Qualified Contracts are not transferable except upon surrender or annuitization.

On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. Qualified Contracts will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). THE CONTRACTS ARE NOT AVAILABLE AS QUALIFIED CONTRACTS UNTIL AN IRA ENDORSEMENT IS APPROVED BY THE STATE OF NEW YORK INSURANCE DEPARTMENT. Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA.
Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX  TREATMENT  OF  WITHDRAWALS  -  QUALIFIED  CONTRACTS

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Section 408(b) (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Annuitant reaches age 59 1/2; (b) distributions following the death or disability of the Annuitant (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and his or her designated Beneficiary; (d) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; or (e) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d) (1) (D) of the Code) for the Contract Owner and his or her spouse and dependents if the Contract Owner has received unemployment compensation for at least 12 weeks. This exception will no longer apply after the Contract Owner has been re-employed for at least 60 days.

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains age 70 1/2. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

                              ANNUITY PROVISIONS

VARIABLE  ANNUITY

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio(s) of the Separate Account. At the Annuity Date, the Contract Value in each investment portfolio will be applied to the applicable Annuity Tables. The Annuity Table used will depend upon the Annuity Option chosen. If, as of the Annuity Date, the then current Annuity Option rates applicable to this class of Contracts provide a first Annuity Payment greater than guaranteed under the same Annuity Option under this Contract, the greater payment will be made. The dollar amount of Annuity Payments after the first is determined as follows:

     (1) the dollar amount of the first Annuity Payment is divided by the value of an Annuity Unit as of the Annuity Date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units remains fixed during the Annuity Payment period.

     (2) the fixed number of Annuity Units is multiplied by the Annuity Unit value for the last Valuation Period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment.

The total dollar amount of each Variable Annuity Payment is the sum of all investment portfolios' Variable Annuity Payments reduced by the applicable Contract Maintenance Charge.

FIXED  ANNUITY

A fixed annuity is a series of payments made during the Annuity Period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The General Account Value on the day immediately preceding the Annuity Date will be used to determine the Fixed Annuity monthly payment. The first monthly Annuity Payment will be based upon the Annuity Option elected and the appropriate Annuity Option Table.

ANNUITY  UNIT

The value of an Annuity Unit for each investment portfolio was arbitrarily set initially at $10. This was done when the first investment portfolio shares were purchased. The investment portfolio Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the investment portfolio Annuity Unit value for the immediately preceding Valuation Period by the product of (a) the Net Investment Factor for the day for which the Annuity Unit value is being calculated, and (b) 0.999919.

NET  INVESTMENT  FACTOR

The Net Investment Factor for any investment portfolio for any Valuation Period is determined by dividing:

     (a) the Accumulation Unit value as of the close of the current Valuation Period, by

     (b) the Accumulation Unit value as of the close of the immediately preceding Valuation Period.

The Net Investment Factor may be greater or less than one, as the Annuity Unit value may increase or decrease.

MORTALITY  AND  EXPENSE  GUARANTEE

The Company guarantees that the dollar amount of each Annuity Payment after the first Annuity Payment will not be affected by variations in mortality or expense experience.

                             FINANCIAL STATEMENTS

The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.








FIRST COVA LIFE INSURANCE
COMPANY

Statutory Financial Statements
December 31, 1995, 1994 and 1993

(With Independent Auditors' Report Thereon)



                        INDEPENDENT AUDITORS' REPORT



The Board of Directors
First Cova Life Insurance Company:


We have audited the accompanying statutory statements of admitted assets, liabilities, and capital stock and surplus of First Cova Life Insurance Company as of December 31, 1995 and 1994, and the related statutory statements of operations, capital stock and surplus, and cash flow for each of the years in the three year period ended December 31, 1995. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in note 2, the accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the State of New York Department of Insurance. These practices differ in some respects from generally accepted accounting principles. Accordingly, the financial statements referred to above are not intended to present, and in our opinion do not present fairly, the financial position, results of operations, and cash flow in conformity with generally accepted accounting principles.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of First Cova Life Insurance Company as of December 31, 1995 and 1994, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 1995, on the basis of accounting described in note 2.




April 15, 1996




FIRST COVA LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus

December 31, 1995 and 1994

ADMITTED ASSETS                                                1995          1994
---------------------------------------------------------  ------------  ------------

Bonds                                                      $154,785,930  163,744,844
Mortgage loans on real estate                                10,059,682            -
Policy loans                                                 16,922,627   15,645,926
Cash on hand and on deposit                                      21,446     (183,927)
Short-term investments                                        3,119,160    6,971,000
                                                           ------------  ------------

Total cash and investments                                  184,908,845  186,177,843

Federal income tax recoverable                                        -      361,694
Investment income due and accrued                             2,584,922    3,191,777
Other assets                                                      2,696           13
                                                           ------------  ------------

Total admitted assets                                      $187,496,463  189,731,327
                                                           ------------  ------------

LIABILITIES AND CAPITAL STOCK AND SURPLUS
---------------------------------------------------------

Aggregate reserve for life policies and annuity contracts   159,232,113  157,321,533
Supplementary contracts without life contingencies               25,347            -
Life policy and annuity contract claims                         296,837      157,134
General expenses due or accrued                                  47,586       95,961
Taxes, licenses, and fees due or accrued
     excluding federal income taxes                             233,343      440,158
Federal income taxes                                             45,000            -
Remittances and items not allocated                                  62       10,094
Interest maintenance reserve                                  1,407,616    5,844,332
Asset Valuation Reserve                                       1,185,008      830,336
Payable to parent, subsidiaries, and affiliates                  58,912       11,208
Reinsurance payable                                           3,161,595    2,308,667
Checks outstanding                                              274,310            -
                                                           ------------  ------------

Total liabilities                                           165,967,729  167,019,423
                                                           ------------  ------------

Common capital stock, $10 par value.
  Authorized 200,000 shares; issued
  and outstanding 200,000 shares                              2,000,000    2,000,000
Gross paid-in and contributed surplus                        11,501,272   10,501,272
Unassigned surplus                                            8,027,462   10,210,632

Total capital stock and surplus                              21,528,734   22,711,904
                                                           ------------  ------------

Total liabilities and capital stock and surplus            $187,496,463  189,731,327
                                                           ------------  ------------


See accompanying notes to statutory financial statements

FIRST COVA LIFE INSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 1995, 1994 and 1993

                                                      1995         1994         1993
                                                  ------------  -----------  -----------
Income:
  Premium and annuity considerations              $   126,602   19,259,281   136,375,300

  Considerations for supplementary contracts
     without life contingencies                        32,526            -             -
  Net investment income                            12,526,475   14,267,469    10,586,167
  Amortization of interest maintenance
     reserve                                         (210,681)     278,726       397,801
                                                  ------------  -----------  -----------

Total                                              12,474,922   33,805,476   147,359,268
                                                  ------------  -----------  -----------

Expense:
  Death benefits                                    2,101,255    1,571,941     1,064,163
  Annuity benefits                                    359,487       46,038             -
  Surrender benefits and other fund withdrawals     9,184,900    4,448,864     1,821,775
  Interest on policy or contract funds                  9,097        6,143         2,385
  Increase in aggregate reserves for life
     policies and annuity contracts                 1,910,580   24,000,789   133,320,744
  Payment on supplementary contracts without
     life contingencies                                 5,838            -             -
  Increase in reserve for supplementary
     contracts without life contingencies              25,347            -             -
  Commissions and expense allowances on
     reinsurance assumed                              439,112      555,205       213,390
  Commissions on premiums and annuity
     considerations                                     2,460      658,827       175,670
  General insurance expenses                          664,633    1,057,081       613,735
  Insurance, taxes, licenses, and fees,
     excluding federal income taxes                   810,899      473,845       308,103
                                                  ------------  -----------  -----------

Total                                              15,513,608   32,818,733   137,519,965
                                                  ------------  -----------  -----------

Income (loss) from operations before federal
      income taxes and realized capital gains      (3,038,686)     986,743     9,839,303

Federal income tax expense (benefit),
     excluding tax on capital gains                (1,006,592)  (1,045,049)    1,602,659
                                                  ------------  -----------  -----------

Net gain (loss) from operations before
     realized capital gains                        (2,032,094)   2,031,792     8,236,644
                                                  ------------  -----------  -----------

Realized capital gains (losses) (net of tax
     benefit of $3,509,040 in 1995, tax
     expense of $122,826 in 1994, and tax
     expense of $3,607,541 in 1993 and net
     of amounts transferred to the IMR of
     $(4,647,397), $162,816 and $6,358,041
     in 1995, 1994 and 1993, respectively)                  -            -             -
                                                  ------------  -----------  -----------

Net income (loss)                                 $(2,032,094)   2,031,792     8,236,644
                                                  ------------  -----------  -----------



See accompanying notes to statutory financial statements

FIRST COVA LIFE INSURANCE COMPANY

Statutory Statements of Capital Stock and Surplus

Years ended December 31, 1995, 1994 and 1993

                                                  1995         1994         1993
                                              ------------  ----------- -----------

Common capital stock - balance at beginning
     and end of year                          $ 2,000,000    2,000,000    2,000,000
                                              ------------  -----------  -----------

Gross paid-in and contributed surplus:
     Balance at beginning of year              10,501,272   10,501,272    4,000,000
     Capital contribution                       1,000,000            -    6,501,272
                                              ------------  -----------  -----------

     Balance at end of year                    11,501,272   10,501,272   10,501,272
                                              ------------  -----------  -----------

Unassigned surplus:
     Balance at beginning of year              10,210,632    8,498,465      906,742
     Net income (loss)                         (2,032,094)   2,031,792    8,236,644
     Change in non-admitted assets                203,596       98,589     (302,185)
     Change in Asset Valuation Reserve           (354,672)    (418,214)    (342,736)
                                              ------------  -----------   ----------

     Balance at end of year                     8,027,462   10,210,632    8,498,465
                                              ------------  -----------   ----------

Total capital stock and surplus               $21,528,734   22,711,904   20,999,737
                                              ------------  -----------  -----------



See accompanying notes to statutory financial statements.

FIRST COVA LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 1995, 1994 and 1993

                                               1995          1994          1993
                                           -------------  -----------  ------------

Premium and annuity considerations         $    126,602   19,259,281   136,375,300
Other premiums, considerations, and
  deposits                                       32,526            -             -
Investment income received, excluding
  realized gains/losses and net of
  investment expenses                        13,036,731   14,540,436     6,052,977
                                           -------------  -----------  ------------

                                             13,195,859   33,799,717   142,428,277
                                           -------------  -----------  ------------

Life and accident and health claims paid      1,955,156    1,541,350       944,017
Surrender benefits and other fund
  withdrawals paid                            9,184,900    4,448,864     1,821,775
Other benefits to policyholders,
  primarily annuity benefits                    380,819       45,783         2,385
Commissions, other expenses, and taxes
  paid, excluding Federal income tax          1,169,881    2,637,951       936,159
Federal income taxes paid (recovered),
  excluding tax on capital gains             (1,413,286)    (472,742)    1,392,047
Net increase in policy loans and
  premium notes                               1,276,701    2,081,756    13,564,170

                                             12,554,171   10,282,962    18,660,553
                                           -------------  -----------  ------------

Net cash from operations                        641,688   23,516,755   123,767,724
                                           -------------  -----------  ------------

Proceeds from bond sales                    156,912,941   54,622,631    70,194,768
Proceeds from mortgage loans                    111,873            -             -
Net gains/(losses) on cash and
  short-term investments                        (19,990)           -         7,988
Taxes recovered (paid) on capital
  losses (gains)                              2,526,724     (208,136)   (3,487,953)
Capital and surplus paid-in                   1,000,000            -     6,501,272
Other cash provided                           1,378,538    1,144,173     3,287,422
                                           -------------  -----------   -----------

Total investments proceeds and other
  cash provided                             161,910,086   55,558,668    76,503,497
                                           -------------  -----------  ------------

Cost of bonds acquired                      156,014,905   77,674,404   199,556,033
Cost of mortgage loans acquired              10,170,620            -             -
Other cash applied                               12,716    2,002,738       265,004
                                           -------------  -----------  ------------

Total investments acquired and other
  cash applied                              166,198,241   79,677,142   199,821,037
                                           -------------  -----------  ------------

Net change in cash and short-term
  investments                              $ (3,646,467)    (601,719)      450,184

Cash and short-term investments at
  beginning of year                           6,787,073    7,388,792     6,938,608
                                           -------------  -----------  ------------

Cash and short-term investments at
  end of year                              $  3,140,606    6,787,073     7,388,792
                                           -------------  -----------  ------------



See accompanying notes to statutory financial statements




FIRST COVA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 1995, 1994 and 1993

(1)  COMPANY OWNERSHIP AND NATURE OF BUSINESS

     COMPANY OWNERSHIP

The Company is a wholly owned subsidiary of Cova Financial Services Life Insurance Company (CFSLIC). On June 1, 1995, a subsidiary of General American Life Insurance Company (GALIC), a Missouri domiciled life insurance company, purchased the Company's parent and its affiliates from their previous owner, Xerox Financial Services Incorporated (XFSI), a wholly owned subsidiary of Xerox Corporation, for approximately $106.1 million in cash and additional future contingent consideration. Following the acquisition, the Company's name changed from First Xerox Life Insurance Company to First Cova Life Insurance Company.

     NATURE OF BUSINESS

The Company is licensed to do business in the state of New York. The Company markets and services single premium deferred annuities. Most of the policies issued present no significant mortality nor longevity risk to the Company, but rather represent investment deposits by the policyholders. Life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

Under the deferred annuity contracts, interest rates credited to policyholder deposits are guaranteed by the Company for periods from one to five years, but in no case may renewal rates be less than 3%. The Company may assess surrender fees against amounts withdrawn prior to scheduled rate reset and adjust account values based on current crediting rates. Policyholders may also incur certain Federal income tax penalties on withdrawals.

Approximately 99% of the Company's sales have been through two specific distributors, Dime Agency and Advest Balanced Capital during 1993, 1994 and 1995.

(2)  BASIS OF PRESENTATION

The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which is a comprehensive basis of accounting other than generally accepted accounting principles. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (the Association). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. All material transactions recorded by the Company during 1995, 1994 and 1993 are in conformity with prescribed practices.

In preparing the statutory financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates. Investment valuation is most affected by the use of estimates and assumptions.

The market value of the Company's investments is subject to the risk that interest rates will change and cause a temporary increase or decrease in the liquidation value of debt securities. To the extent that fluctuations in interest rates cause the cash flow of assets and liabilities to change, the Company might have to liquidate assets prior to their maturity and recognize a gain or a loss. Interest rate exposure for the investment portfolio is managed through asset/liability management techniques


                                                                  (Continued)





FIRST COVA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements


which attempt to control the risks presented by differences in the probable cash flows and reinvestment of assets with the timing of crediting rate changes in the Company's policies and contracts. Changes in the estimated prepayments of mortgage-backed securities also may cause retrospective changes in the amortization period of such securities and the related recognition of income.

(3)  BASIS OF VALUATION AND INCOME RECOGNITION OF INVESTED ASSETS

Asset values are generally stated as follows:

Bonds not backed by other loans are valued at amortized cost using the interest method.

Loan-backed bonds, included in bonds, are valued at amortized cost. Amortization of the discount or premium from the purchase of these securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of the underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed bond is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the bond with a corresponding charge or credit to interest income (the retrospective method).

Mortgage  loans  and policy loans are stated at the aggregate unpaid principal
value.    Short-term investments are carried at cost which approximates market value.

Investment income is recorded when earned. Realized capital gains and losses on the sales of investments are determined on the basis of specific costs of investments and are credited or charged to income net of federal income taxes.

(4)  REVENUE AND EXPENSE RECOGNITION

Premiums and annuity considerations are credited to revenue when collected. Expenses, including acquisition costs related to acquiring new business, are charged to operations as incurred.

(5)  ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

Life  insurance companies are required to establish an Asset Valuation Reserve
(AVR) and an Interest Maintenance Reserve (IMR). The AVR provides for a standardized statutory investment valuation reserve for bonds, preferred stocks, short-term investments, mortgage loans, common stocks, real estate, and other invested assets. The IMR is designed to defer net realized capital gains and losses presumably resulting from changes in the level of interest rates in the market and to amortize them into income over the remaining life of the bond or mortgage loan sold. The IMR represents the unamortized portion not yet taken into income.




FIRST COVA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements


(6)  FEDERAL INCOME TAXES

Federal income taxes are charged to operations based on income that is currently taxable. No charge to operations is made nor liability established for the tax effect of timing differences between financial reporting and taxable income. The Company will file a consolidated federal income tax return for the first five months of 1995 with the Company's former ultimate owner, Xerox Corporation, a New York corporation, along with Xerox Corporation's other eligible subsidiaries.

For the last seven months of 1995, the Company will file a consolidated federal income tax return with its parent company, CFSLIC.

The method of allocation between the companies for the first five months of 1995, as well as for the last seven months, are both subject to written agreement, approved by the Board of Directors. Allocation is to be based upon separate return calculations, adjusted for any tax deferred intercompany transactions, with current credit for net losses to the extent recoverable in the consolidated return. Intercompany tax balances are to be settled not later than thirty days after related returns are filed.

Amounts payable or recoverable related to periods before June 1, 1995 are subject to an indemnification agreement with Xerox Corporation which has the effect that the Company is not at risk for any income taxes nor entitled to recoveries related to those periods.

The actual federal income tax expense differed from the expected tax expense computed by applying the U.S. federal statutory rate to the 1995, 1994 and 1993 net gain from operations before federal income taxes as follows (000's omitted):

                                              1995              1994             1993



Computed expected tax (benefit) expense   $(1,064)   35.0%  $   345      35.0%  $ 3,444    35.0%
Tax basis reserve adjustment                  847   (27.9)       80       8.1        38     0.4
IMR amortization                               74    (2.4)      (98)     (9.9)     (139)   (1.4)
Proxy tax on insurance acquisition costs     (455)   15.0         1        .1       410     4.2
Adjustment for prior years                      -       -      (444)    (45.0)        -       -
Intangible Amortization                      (126)    4.1         -         -         -       -
Tax-exempt income, net                          -       -      (963)    (97.7)        -       -
Coinsurance from affiliate                      -       -         -         -    (2,093)  (21.3)
Other                                        (283)    9.3        34       3.5       (57)   (0.6)
                                          $(1,007)   33.1%  $(1,045)  (105.9)%  $ 1,603    16.3%
                                          ========  ======  ========  ========  ========  ======



The  Budget    Reconciliation Act of 1990 requires life insurers to capitalize and amortize a "proxy" amount of policy acquisition costs beginning in 1990. This proxy amount is based on a percentage of the life insurance company's premium income and not on actual policy acquisition costs.




FIRST COVA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements


(7)  INFORMATION CONCERNING PARENT AND AFFILIATES

The Company was organized under the laws of the State of New York on December 31, 1992 and became licensed to do business in the State of New York on March 12, 1993. The Company is a wholly owned subsidiary of CFSLIC (formerly Xerox Financial Services Life Insurance Company), a Missouri life insurance company.
 On December 31, 1992 Xerox Financial Services Life Insurance Company acquired Wausau Underwriters Life Insurance Company (Wausau Life), a stock life insurance company organized under the laws of the state of Wisconsin and licensed to transact life insurance in Wisconsin and New York. On April 16, 1993 Wausau Life was merged into the Company, with the Company as the surviving corporation.

The Company has entered into a service agreement and an investment accounting service agreement with its parent, CFSLIC. The Company has also entered into an investment services agreement with General American Investment Management Company, a Missouri corporation and an affiliate of the Company, pursuant to which the Company receives investment advice. Under the terms of the agreements, the companies (Service Providers) perform various services for the Company which include investment, underwriting, claims, and certain administrative functions. The Service Providers are reimbursed for their services. Expenses and fees paid to affiliated companies during 1995, 1994 and 1993 were $349,771, $348,262 and $344,896, respectively.

(8)  CAPITAL STOCK AND SURPLUS RESTRICTIONS

The amount of dividends which can be paid by State of New York insurance companies to shareholders is subject to prior approval of the Insurance Commissioner. There have been no other restrictions placed on the unassigned surplus funds.

(9)  FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments" (SFAS 107), extends fair value disclosure practices with regard to financial instruments, both assets and liabilities, for which it is practical to estimate fair value. In cases where quoted market prices are not readily available, fair values are based on estimates that use present value or other valuation techniques.

These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions or market conditions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. SFAS 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:




FIRST COVA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements


      CASH AND CASH EQUIVALENTS, SHORT-TERM INVESTMENTS AND ACCRUED INVESTMENT
INCOME:

The carrying value amounts reported in the balance sheets for these instruments approximate their fair values.

     INVESTMENT SECURITIES (INCLUDING MORTGAGE-BACKED SECURITIES):

Fair value for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. (See note 11 for fair value disclosures). Fair values for mortgages are based on management estimates and incorporate independent appraisals of underlying property. As of December 31, 1995, fair value of the Company's mortgage loans approximate the carrying value.

     INVESTMENT CONTRACTS:

The Company's policy contracts require the beneficiaries commence receipt of payments by the later of age 85 or 10 years after purchase, and substantially all permit earlier surrenders, generally subject to fees and adjustments. Fair values for the Company's liabilities under investment type contracts are estimated as the amount payable on demand. As of December 31, 1995 the cash surrender value of policyholder funds on deposit was $155,449,472 and the carrying value was $159,232,113.

(10)  LIFE AND ANNUITY ACTUARIAL RESERVES

There are no deferred fractional premiums on any policies sold or currently in force. There are no premiums beyond the date of death. There are no required reserves for the waiver of deferred fractionals or refund of premiums beyond the date of death.

Substandard policies are valued using a modification of the standard valuation tables based on the substandard rating. The modification is 25% additional mortality increase of the standard table for each table rating.

As of December 31, 1995, the Company had no insurance in force for which the gross premiums were less than the net premiums according to the standard valuation set by the State of New York.

The tabular interest has been determined from the basic data for the calculation of policy reserves.

Tabular interest for funds not involving life contingencies for each valuation rate and contractual guaranteed rate was determined as the statutory amount required to support the required statutory reserve based on the Commissioner's annuity reserve valuation method. Generally it is 1/100 of the product of such valuation rate of interest times the mean funds at the beginning and end of the valuation period or issue date of the policy if less.

The life and annuity actuarial reserves as provided in the accompanying statutory financial statements segregated by type and valuation characteristics for 1995 are given below.




FIRST COVA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements


                            1995           1994                  Valuation                     Withdrawal
         Type               Reserve       Reserve                basic/rate                  characteristic
----------------------  -------------  ------------  ----------------------------------  -----------------------

Structured Settlements  $          -       518,456   Group conversion excess mortality   No withdrawal permitted
Structured Settlements       997,873       969,933                       1983 IAM 8.25%  No withdrawal permitted
SPDA - 1 year             11,711,777    11,651,080   CARVM 5.75% - 7.00%                 Fixed surrender charge
SPDA - 5 year             13,103,310    12,659,501   CARVM 7.00% - 8.00%                 Withdrawal limited to
                                                                                                    10% per year
Ordinary Life                104,780       103,032                    1958 CSO 3.5% NL   Fixed surrender charge
Ordinary Life                 31,786        28,057                       1980 CSO CRVM   Fixed surrender charge
Ordinary Life                207,602       191,334                    1980 CSO 4.5% NO   Fixed surrender charge
Ordinary Life                  1,600         1,642   Group conversion excess mortality   Fixed surrender charge
Ordinary Life                  2,544         2,423   Guaranteed insurability             Fixed surrender charge
Ordinary Life             19,738,477    20,265,767                1958 CSO ALB 5.5% NL   Fixed surrender charge
Group Life                32,132,826    33,214,196                1958 CSO ALB 5.5% NL   Fixed surrender charge
Ordinary Life             19,945,505    20,043,530   1980 CSO ANB Male 5.5% NL           Fixed surrender charge
Group Life                20,927,470    21,070,781   1980 CSO ANB Male 5.5% NL           Fixed surrender charge
Ordinary Life             17,864,242    17,761,006   1980 CSO ANB Female 5.5% NL         Fixed surrender charge
Group Life                20,210,970    19,928,114   1980 CSO ANB Female 5.5% NL         Fixed surrender charge
Immediate payment of
  claim reserves           3,597,536       727,559                                   -                         -
Miscellaneous                  6,867         6,921                                   -                         -
Reinsurance ceded         (1,353,052)   (1,821,799)                                  -                         -
                        $159,232,113   157,321,533
                        -------------  ------------




FIRST COVA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements


(11)  INVESTMENTS

The cost or amortized cost and estimated fair value of bonds at December 31, 1995 and 1994 is as follows (000's omitted):

                                                          1995
                                                       -----------
                                Cost or      Gross        Gross     Estimated
                               amortized   unrealized  unrealized     fair     Carrying
                                   cost      gains        losses       value     value
                               ----------  ----------  -----------  ---------  --------

Bonds:
 Governments                   $      737           6           -         743       737
 States, territories,
   and possessions                      -           -           -           -         -
 Political subdivisions                 -           -           -           -         -
 Nonguaranteed bonds -
   U.S. government                 42,749       1,247         (33)     43,963    42,749
 Public utilities                   5,000         175           -       5,175     5,000
 Industrial and miscellaneous     106,300       2,521        (588)    108,233   106,300

Total bonds                    $  154,786       3,949        (621)    158,114   154,786
                               ----------  ----------  -----------  ---------  --------




                                                          1994
                                                       -----------
                               Cost or      Gross       Gross       Estimated
                               amortized   unrealized  unrealized     fair     Carrying
                                 cost        gains       losses      value       value
                               ----------  ----------  -----------  ---------  --------

Bonds:
 Governments                   $      708           -         (74)        634       708
 States, territories,
   and possessions                 10,945         294           -      11,239    10,945
 Political subdivisions             7,314         729           -       8,043     7,314
 Nonguaranteed bonds -
   U.S. government                 50,226           -      (5,443)     44,783    50,226
 Public utilities                  26,069         151      (2,468)     23,752    26,069
 Industrial and
   Miscellaneous                   68,483          13      (6,844)     61,652    68,483
                               ----------  ----------  -----------  ---------  --------

Total bonds                    $  163,745       1,187     (14,829)    150,103   163,745
                               ----------  ----------  -----------  ---------  --------




FIRST COVA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements


The amortized cost and estimated fair value of bonds at December 31, 1995, by contractual maturity, are shown in the following table. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities will be substantially shorter than their contractual maturity because they may require monthly principal installments and mortgages may prepay principal.

                                                         Estimated
                                           Carrying        fair
                                            value          value
                                        (in thousands of dollars)


Due in one year or less                 $        5,318        5,378
Due after one year through five years           15,293       15,773
Due after five years through ten years          50,352       52,041
Due after ten years                             10,735       10,945
Mortgage-backed securities                      73,088       73,977

Total                                   $      154,786      158,114
                                        ==============     =========

Approximately 60% of the Company's bonds are of highest quality, 39% are of high quality, and 1% are of medium quality based on NAIC rating methodology. No provision was made for possible decline in the market value of individual bonds, other than the establishment of AVR, as of December 31, 1995 or 1994 as the Company intends to hold the investments until such time as no significant loss would result.

The fair value of mortgage loans on real estate were $10,059,682, which approximates their unpaid principle balance. The Company has no impaired loans and no valuation allowances established for potential losses on mortgage loans at December 31, 1995.

The components of net investment income were as follows:

                                            1995      1994     1993



Income on bonds                               7,907   12,999    9,553
Income on mortgage loans                        373        -        -
Income on short-term investments              3,132      332      396
Income on cash on deposit                         -        -        -
Income on policy loans                        1,281    1,182      791
Miscellaneous interest                            -        -        6

Total investment income                      12,693   14,513   10,746
Investment expenses                            (167)    (246)    (160)

Net investment income                        12,526   14,267   10,586

Realized capital gains/(losses) were:
 follows:
  Bonds                                      (8,136)     286    9,958
  Short-term investments                        (20)       -        8

Net realized gains/(losses) on  investments  (8,156)     286    9,966




FIRST COVA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements


Proceeds from sales of investments in bonds during 1995 were $156,912,944. Gross gains of $1,830,297 and gross losses of $9,966,745 were realized on those sales. Included in these amounts were gains of $293,977 and losses of $0 on non-investment grade securities.

Proceeds from sales of investments in bonds during 1994 were $54,622,631. Gross gains of $941,714 and gross losses of $656,072 were realized on those sales.

Proceeds from sales of investments in bonds in 1993 were $70,194,768. Gross gains of $9,957,595 and gross losses of $0 were realized on those sales.

Bonds with a book value of approximately $771,867 at December 31, 1995 were deposited with governmental authorities as required by law.

As of December 31, 1995 the Company held the following individual securities which exceeded 10% of shareholders' equity:

                      Long-term Debt       Amortized            Long-term Debt      Amortized
                        Securities            Cost                  Securities           Cost
Countrywide Mtg 1993-12 A4               $8,849,196  Telecommunications Inc                $4,707,031
Capital Desjardin Inc 144A                6,000,000  Nabisco Inc                            4,491,761
Time Warner                               5,572,607  Res Funding Mtg Svcs 1993-S26 A8       4,012,328
American Airlines                         5,398,931  Union Acceptance Corp Senior Notes     4,000,000
Develop Div Rlty                          5,090,900  Independent Natl Mtg Corp 1995-M A2    3,997,516
Price Costco Inc                          5,061,616  Pru Home Mtg Sec 1993 Ser 31-A10       3,782,629
Kirby Corp                                5,044,336  Sears Mtg Securities 1993-7 T5         3,725,555
Swire Pacific Finance Ltd                 5,003,560  S-B Properties Ltd Commercial Mtg      3,684,850
CS First Bost Fin Co Sr Sec 1995-A 144A   5,000,000  Cary Robert Falk                       3,184,414
Washington Water Power Co                 5,000,000  Shawmutt National Bank                 3,154,147
Advanta Corp                              4,917,535  Salem Real Estate Commercial Mtg       2,204,252
RJR Nabisco Inc                           4,871,332  John Hancock Capital Corp Comm Paper   2,164,645
Salomon Inc                               4,834,305

As of December 31, 1994 the Company held the following individual securities which exceeded 10% of shareholders' equity:


Long-term Debt                        Amortized    Long-term Debt                     Amortized
Securities                              Cost       Securities                           Cost



Phillips Petroleum                     $11,120,220  Washington Water Power Co          $5,000,000

Countrywide Mtg 1994 Ser L-AB           10,603,498  American Airlines Etc 1991 Ser B2   5,000,000
DQU II Funding                           9,086,596  Advanta Corp                        4,828,795
Louisiana Power & Light (Waterford 3)    6,000,000  New York City                       4,684,550
United Airlines 1991 Etc Ser A2          6,000,000  Res Funding Corp 1993 Ser S26-A8    4,013,228
Oryx Energy                              5,982,618  System Energy Resources             4,000,000
California St Dept Water Cent VLY E      5,945,402  Pru Home Mtg Sec 1993 Ser 31-A10    3,787,810
G E Capital Mtg 1994 Ser 4-A3            5,444,357  Shawmutt National Bank              3,186,830
Chase Mtg Fin Corp 1993 Ser J2-A8        5,015,800  Calhoun County Michigan             2,629,585
Alaska Hsg Finance Corp                  5,000,000  First USA Bank                      2,500,000




FIRST COVA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements



(12)    NON-ADMITTED ASSETS

Assets must be included in the statements of assets and liabilities at admitted asset value, and non-admitted assets, principally agents balances, must be excluded through a charge against unassigned surplus.

(13)  REINSURANCE

In 1993 the Company entered into a reinsurance treaty with its parent, CFSLIC. The underlying block of business assumed was single premium whole life policies. Reserves assumed at December 31, 1995 and 1994 approximated $134.4 million and $133.0 million, respectively.

Wausau Life maintained a closed block of whole life policies and structured settlements which were ceded 100% to Nationwide Life Insurance Company as of the purchase date of Wausau Life, December 31, 1992.

Total reserves ceded to Nationwide at December 31, 1995 and 1994 were $1,353,052 and $1,303,343 respectively.

(14)  POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

In December 1992, the National Association of Insurance Commissioners issued guidelines regarding the accrual of postretirement health care benefits. The effective date of implementation was January 1, 1993. The effects of implementing these guidelines are not considered material.

(15)  RISK-BASED CAPITAL

The National Association of Insurance Commissioners has developed certain Risk-based Capital (RBC) requirements for life insurers. If prescribed levels of RBC are not maintained, certain actions may be required on the part of the Company or its regulators. At December 31, 1995 the Company's Total Adjusted Capital and Authorized Control Level - RBC were $22,713,742 and $1,883,600, respectively. At this level of adjusted capital, no action is required.

(16)  GUARANTY FUND ASSESSMENTS

The Company participates, along with all life insurance companies licensed in New York, in an association formed to guarantee benefits to policyholders of insolvent life insurance companies. Under the state law, the Company is contingently liable for its share of claims covered by the guaranty association for insolvencies incurred through 1995 but for which assessments have not yet been determined.

The Company has not established an estimated liability for unassessed guarantee fund claims incurred prior to December 31, 1995. Management believes that such assessments would not have a material adverse impact on the financial statements.

(17)  GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

Generally accepted accounting principles (GAAP) differ in certain respects from the accounting practices prescribed or permitted by insurance regulatory authorities (statutory accounting principles).








FIRST COVA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements


Major differences arise from premium and annuity considerations being recorded as revenue when collected on a statutory basis whereas premiums on a GAAP basis are recorded as deposits and revenue is composed of sales loads, policy fees and surrender charges.

Under GAAP, reinsurance ceded recoverables are recorded as assets whereas statutory accounting permits reinsurance recoverables to be netted against the related direct liabilities.

Other major differences arise principally from the immediate expense recognition of policy acquisition costs and intangible assets for statutory reporting, determination of policy reserves based on different discount rates and methods, the non-recognition of financial reinsurance for GAAP reporting, the establishment of an Asset Valuation Reserve as a contingent liability based on the credit quality of the Company's investment securities on a statutory basis, and the establishment of an Interest Maintenance Reserve on a statutory basis as an unearned liability to defer the realized gains and losses of fixed income investments presumably resulting from changes to interest rates and amortize them into income over the remaining life of the investment sold.

In addition, adjustments to record the carrying values of debt securities and certain equity securities at market are applied only under GAAP reporting and capital contributions in the form of notes receivable from an affiliated company are not recognized under GAAP reporting.

Another difference arises from Federal income taxes being charged to operations based on income that is currently taxable. Deferred income taxes are not provided for on a statutory basis for the tax effect of temporary differences between book and tax basis of assets and liabilities.

Purchase accounting creates another difference as it requires the restatement of GAAP assets and liabilities to their estimated fair values and shareholders equity to the net purchase price. Statutory accounting does not recognize the purchase method of accounting.

(18)  COMMITMENTS AND CONTINGENCIES

In the ordinary course of business the Company is involved in various legal actions for which it establishes reserves where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the statutory financial statements. Under an indemnification agreement with Xerox Corporation, the Company is not liable for any litigation expenses arising from events occurring prior to the sale of the Company on June 1, 1995.